Cash and cash equivalents	6 Months Ended
Jun. 30, 2024
Cash and cash equivalents
Cash and cash equivalents

7. Cash and cash equivalents

	At June 30,	At December 31,
(in thousands of $)	2024	2023
Money market funds	$1,307,197	$1,678,100
Term accounts	100,000	350,000
Cash and bank balances	31,050	20,744
Total cash and cash equivalents	$1,438,247	$2,048,844

On June 30, 2024, Cash and cash equivalents amounted to $1,438 million, compared to $2,049 million on December 31, 2023 and comprise of cash and bank balances, term accounts with an original maturity not exceeding 3 months and money market funds that are readily convertible to cash and are subject to an insignificant risk of changes in value.

Please also refer to note 15 for more information on the financial instruments.